SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2002

Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-7707 (Commission File Number)	41-0793183 (IRS Employer Identification No.)

710 Medtronic Parkway
Minneapolis, Minnesota 55432
(Address of Principal Executive Offices and Zip Code)

(763) 514-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99 Press Release

Item 5. Other Events

On September 17, 2002, the Registrant issued a press release announcing that it had repurchased certain of its 1.25% Contingent Convertible Debentures due 2021. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits

Exhibit 99	Press release dated September 17, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

Date:	September 17, 2002	By	/s/ Richard F. Hamm, Jr. Richard F. Hamm, Jr. Vice President and Deputy General Counsel

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EXHIBIT INDEX

Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description

99	Press release dated September 17, 2002

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